UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 1, 2021

(Date of earliest event reported)

ADVANCED CONTAINER TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	000-29381	65-0207200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1620 Commerce St. Corona, CA	92880
(Address of principal executive offices)	(ZIP Code)

(844) 226-5649
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The Registrant and Eric Horton, one of the Registrant’s directors, have entered into a Director Agreement, dated as of January 1, 2021 (the “Director Agreement”), under which Mr. Horton, who has served as a director since October 9, 2020, will continue so to serve. The provisions of the Director Agreement are as follows:

Services and Fees

Mr. Horton is required to provide the services required of a director under the Registrant’s articles of incorporation and bylaws, as amended from time to time, and under the Florida Business Corporations Act, the federal securities laws and other state and federal laws and regulations and the rules and regulations of the United States Securities and Exchange Commission and any stock exchange or quotation system on which the Registrant’s securities may be listed or traded from time to time; and to serve on the Compensation Committee of the Board, or a committee performing equivalent functions, if it be created, and on such other committees as he and the Board shall mutually agree.

Fees

In the Director Agreement, the Registrant agreed to pay to Mr. Horton, in consideration of his services from October 9, 2020, to the date of the Agreement, a fee of $300 and a fee of $100 for every month, or fraction of a month, during which he serves as a director for the period beginning on January 1, 2021, and ending on October 8, 2021. In the event that Mr. Horton continues to serve as a director after October 8, 2021, the Registrant has agreed to pay to him for his services the Registrant and he shall agree. If he serves as the chairperson or sole member of any committee, he is entitled to additional cash compensation of $1,500 per year.

Issuance of Shares

The Director Agreement provides that, solely in consideration of Mr. Horton’s agreement to continue to serve on the Board, he shall be issued 120,000 shares of the Registrant’s common stock.

Indemnification, Contribution and Insurance

The Registrant is required to indemnify Mr. Horton and hold him harmless to the full extent permitted by law and the Registrant’s organizational instruments if he becomes a party to, or is threatened to be made a party to, any suit, action, proceeding, including any governmental or regulatory investigation (a “Proceeding”), or if a claim or demand is brought or asserted against him because he is or was a director of the Registrant, from and against any and all losses, claims, damages, expenses and liabilities, including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of such Proceeding (collectively “Liabilities”).

Without limiting the generality of the previous paragraph, (a) the Registrant is required to indemnify Mr. Horton and hold him harmless from and against any and all Liabilities that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement filed with the SEC under the Securities Act of 1933 (a “Registration Statement”), or material utilized in selling or exchanging the Registrant’s securities under the exemptions from registration under the Securities Act afforded by Section 4(a)(1) thereof or Regulation D promulgated thereunder (“Private Placement Materials”) caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the prospectus forming part of such Registration Statement (or any amendment or supplement thereto), any preliminary prospectus, any issuer free writing prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) promulgated under the Securities Act, any road show as defined in said Rule 433(h) (a “road show”) or any pricing disclosure package (including any that has subsequently been amended) or any Private Placement Materials, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Director that he furnished to the Registrant in writing expressly for use therein.

In the event that the Registrant has given the undertaking set forth in Item 512(h) of Regulation S-K promulgated under the Securities Act of 1933, or the Registrant believes in good faith that indemnification of the Mr. Horton may be unenforceable as against public policy, the Registrant shall not be obligated to indemnify him, unless in the opinion of independent counsel, the matter has been settled by controlling precedent or a court of appropriate jurisdiction shall have determined by the final adjudication that indemnification may be made.

If the indemnification provided for in the Director Agreement is unavailable to Mr. Horton or insufficient in respect of any Liabilities, the Registrant, in lieu of indemnifying him, is required to contribute to the amount paid or payable by him in respect of such Liabilities in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Registrant and Mr. Horton as a result of the events and/or transactions giving cause to such Proceeding, (ii) the relative fault of the Registrant (and its directors, officers, employees and agents) and Mr. Horton in connection with such events and/or transactions and/or the relative good faith of the Registrant and Mr. Horton in actions or omissions that gave rise to the Proceeding.

In the event that the Registrant obtains a policy of directors’ and officers’ liability insurance, which it shall not be obligated to do, it is required to provide Mr. Horton with coverage thereunder.

Confidentiality

Mr. Horton is required to maintain in trust and confidence and not disclose to any third party or use for any unauthorized purpose any of the Registrant’s proprietary information, which he may use only to the extent required to accomplish the purposes of his position as a director of the Registrant.

Term

The Director Agreement shall be in effect from until Mr. Horton ceases to serve as a director for any reason or upon his inability to perform his services under the Director Agreement for a period of at least 45 consecutive days.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1Director Agreement, dated as of January 1, 2021, by and between the Registrant and Eric Horton. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED CONTAINER TECHNOLOGIES, INC.

By:	/s/ Douglas Heldoorn
Douglas Heldoorn
Chief Executive Officer

Dated: March 11, 2021